UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2011

HOUSTON WIRE & CABLE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 609-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 27, 2011, HWC Wire & Cable Company (the “Subsidiary”), a wholly-owned subsidiary of Houston Wire & Cable Company (the “Company”), and the Company, as guarantor, entered into the Third Amendment, dated as of April 27, 2011 (the “Third Amendment”), to the Second Amended and Restated Loan and Security Agreement, dated as of September 21, 2009, as amended (the “Loan Agreement”), among the Subsidiary, as borrower, the lenders named therein and Bank of America, N.A., as agent.

The Third Amendment increases the aggregate principal amount that may be borrowed under the Loan Agreement from $75,000,000 to $85,000,000 for a term of 120 days to temporarily increase the amount that the Subsidiary may borrow to fund the recent buildup in working capital for the increase in business activity.

A copy of the Third Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.  Copies of the prior amendments to the Loan Agreement, which were not material, are filed as Exhibits 10.1 and 10.2, respectively, as context for the Third Amendment.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Resident.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1
First Amendment, dated as of May 5, 2010, to Second Amended and Restated Loan and Security Agreement dated as of September 21, 2009, among HWC Wire & Cable Company, as borrower, the lenders named therein and Bank of America, N.A., as agent.

10.2
Second Amendment, dated as of August 9, 2010, to Second Amended and Restated Loan and Security Agreement dated as of September 21, 2009, among HWC Wire & Cable Company, as borrower, the lenders named therein and Bank of America, N.A., as agent.

10.3
Third Amendment, dated as of April 27, 2010, to Second Amended and Restated Loan and Security Agreement dated as of September 21, 2009, among HWC Wire & Cable Company, as borrower, the lenders named therein and Bank of America, N.A., as agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2011	HOUSTON WIRE & CABLE COMPANY

	By:	/s/ Nicol G. Graham
	Name:	Nicol G. Graham
	Title:	Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
First Amendment, dated as of May 5, 2010, to Second Amended and Restated Loan and Security Agreement dated as of September 21, 2009, among HWC Wire & Cable Company, as borrower, the lenders named therein and Bank of America, N.A., as agent.

10.2
Second Amendment, dated as of August 9, 2010, to Second Amended and Restated Loan and Security Agreement dated as of September 21, 2009, among HWC Wire & Cable Company, as borrower, the lenders named therein and Bank of America, N.A., as agent.

10.3
Third Amendment, dated as of April 27, 2010, to Second Amended and Restated Loan and Security Agreement dated as of September 21, 2009, among HWC Wire & Cable Company, as borrower, the lenders named therein and Bank of America, N.A., as agent.